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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): August 10, 2000



                                 VOXWARE, INC.
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            (Exact name of registrant as specified in its charter)

     Delaware                    0-021403                        36-3934824
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(State or other             (Commission File                    (IRS Employer
jurisdiction of             Number)                          Identification No.)
incorporation)



P.O. Box 5363, Princeton, New Jersey                                08543
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(Address of principal executive offices)                          (Zip Code)



      Registrant's telephone number, including area code: (609) 514-4100
                                                          --------------


                                Not Applicable
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        (Former name or former address, if changed since last report.)
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Item 5.  Other Events.
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         On August 15, 2000, Voxware, Inc. ("Voxware") announced the completion of a $4 million private placement of its securities to Castle Creek Technology Partners, LLC, an institutional investor (the "Investor") under a securities purchase agreement (the "Securities Purchase Agreement") between Voxware and the Investor. As a part of the investment, Voxware sold 4,000 shares of newly issued Series A Convertible Preferred Stock, having a stated value of $1,000 per share (the "Series A Preferred Stock"), and a warrant expiring on August 15, 2004, to purchase 727,273 shares of its common stock (the "Warrant"). The rights, preferences and privileges of the Series A Preferred Stock are as described in the certificate of designation filed with the Secretary of State of the State of Delaware on August 14, 2000, as amended (the "Certificate of Designations").

         The Series A Preferred Stock will have a 7% dividend payable in cash or equity, and is convertible into common stock at an initial conversion price of $3.025 per share (equal to 110% percent of the market price of the common stock). The conversion price is subject to adjustment in certain circumstances, including anti-dilution adjustments for sales of securities at prices below the conversion price or the then prevailing market price. In addition, the conversion price is subject to reset at the later of (i) 271 days after the effective date of a registration statement covering the resale of the shares (discussed below) and (ii) the one year anniversary of the closing date, to the lower of the initial conversion price or the lowest five day average closing price of the stock during a 45 day period commencing on the business day first following the period described above.

         The initial exercise price of the warrant is approximately $3.4 per share (equal to 125% of the market price of the common stock) of common stock. In 15 months, the exercise price will be reset to the lesser of the initial exercise price or the market price of the common stock as of the reset date. The exercise price of the warrant is subject to anti-dilution adjustments in a similar manner as the conversion price of the Series A Preferred Stock.

         Voxware has also agreed to register (in accordance with a registration rights agreement entered into between Voxware and the Investor (the "Registration Rights Agreement")) the shares of common stock issuable upon the conversion of the Series A Preferred Stock and upon the exercise of the Warrant under the Securities Act of 1933, as amended (the "Act"), pursuant to a registration statement filed with the Securities and Exchange Commission (the "SEC"), for resale by the Investor. The registration statement must be filed by August 31, 2000. The registration statement must be effective by the 90th day following the closing date (or 120th day if the registration statement is reviewed by the SEC). In the event that the registration statement is not filed or declared effective within the time periods described above, Voxware will be liable for cash damages starting at 1% of the purchase price for the first month and rising to 2% of the purchase price per month in the third month past the applicable deadline. If the registration statement referred to above has not been declared effective on or before the 180th day following the closing date, the conversion price shall be adjusted (downward only) on the 180th day and at the end of each 30 day period thereafter until the registration statement is declared effective or until the shares can be sold under Rule 144(k).

         The securities issued in the private placement offering were offered and sold pursuant to an exemption from the registration requirements provided by Regulation D under the Act. A copy of the press release dated August 15, 2000 announcing the signing of definitive agreements in connection with such investment is attached as an exhibit and incorporated by reference into this report. In addition, a copy of the Certificate of Designations, the Warrant, the Securities Purchase Agreement and the Registration Rights Agreement are attached as exhibits and incorporated by reference into this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(1)      Financial Statements of Business Acquired.

         Not applicable.

(2)      Pro Forma Financial Information.

         Not applicable.

(3)      Exhibits.  The following Exhibits are filed as part of this report:


     Exhibit No.                       Description
     ----------                        -----------

         3.1 Certificate of Designations for the Series A Preferred Stock as filed with the Secretary of State of the State of Delaware on August 14, 2000, as amended.

         4.1 Voxware, Inc. Stock Purchase Warrant, dated as of August 15, 2000, issued to Castle Creek Technology Partners, LLC.

        10.1 Securities Purchase Agreement, dated as of August 10, 2000, by and between Voxware, Inc. and Castle Creek Technology Partners, LLC.

        10.2 Registration Rights Agreement, dated as of August 15, 2000, by and between Voxware, Inc. and Castle Creek Technology Partners, LLC.

        99.1           Press Release issued on August 15, 2000.
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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   VOXWARE, INC.



Date: August 16, 2000                       By: /s/ Nicholas Narlis
                                                -------------------
                                                Nicholas Narlis, Senior Vice
                                                President, Chief Financial
                                                Officer, Secretary and Treasurer

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                               INDEX TO EXHIBITS



     Exhibit No.                            Description
     ----------                             -----------

        3.1 Certificate of Designations for the Series A Preferred Stock as filed with the Secretary of State of the State of Delaware on August 14, 2000, as amended.

        4.1 Voxware, Inc. Stock Purchase Warrant, dated as of August 15, 2000, issued to Castle Creek Technology Partners, LLC.

       10.1 Securities Purchase Agreement, dated as of August 10, 2000, by and between Voxware, Inc. and Castle Creek Technology Partners, LLC.

       10.2 Registration Rights Agreement, dated as of August 15, 2000, by and between Voxware, Inc. and Castle Creek Technology Partners, LLC.

       99.1            Press Release issued on August 15, 2000.